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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 9, 2000


                       The Allied Owners Action Fund Inc.
              Exact name of registrant as specified in its charter)


               Maryland               333-85367            13-4067978
      (State or other jurisdiction    (Commission         (IRS Employer
       of incorporation)              File Number)       Identification No.)


            372 Central Park West, Suite 9M, New York, New York 10025
            (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code: 212-865-7034

                 215 West 91st Street, New York, New York 10024
         (Former name or former address, if changed since last report.)

Item 5. Other Events

Effective immediately, The Allied Owners Action Fund Inc., a Maryland corporation, has relocated is principal offices to 372 Central Park West, Suite 9M, New York, New York 10025. The telephone number is (212) 865-7034 and the facsimile number is (212)865-7042.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                By:    /s/ Aaron C. Brown
                                                       ------------------------
                                                Name:  Aaron C. Brown
                                                Title: President